EXHIBIT 32.2

 CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of THC Therapeutics, Inc. (the "Company") on Form 10-K for the fiscal period ended July 31, 2022 (the "Report"), I, Brandon Romanek, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1)	The Report fully complies with the requirement of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and

2)	The information contained in the Report fairly presents, in all material respects, the Company's financial position and results of operations.

Date: November 22, 2022	By:	/s/ Brandon Romanek
Brandon Romanek
Chief Financial Officer